SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 20, 2001
                                                        ------------------------



                         FGIC SECURITIES PURCHASE, INC.
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                     0-19564                 13-3633082
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(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)             Identification No.)


        125 Park Avenue, 5th Floor, New York, New York 10017
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(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code         (212) 312-3000
                                                   -----------------------------



                     115 Broadway, New York, New York 10006
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Two exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) ("Registration Statement No. 333-71950") filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission regarding $2,000,000,000 principal amount plus interest of liquidity facility obligations.

         The first exhibit filed in connection with Registration Statement No. 333-71950 consists of General Electric Capital Corporation ("GE Capital")'s statement of the computation of its ratio of earnings to fixed charges appearing in the prospectus supplement under Registration Statement No. 333-71950 relating to the $250,000,000 principal amount plus interest liquidity facility obligations of FGIC-SPI in support of City and County of Honolulu General Obligation Bonds, Series 2001C (the "Prospectus Supplement").

         The second exhibit filed in connection with Registration Statement No. 333-71950 consists of the consent of KPMG LLP relating to (i) the incorporation by reference in the Prospectus Supplement of its report dated February 2, 2001 relating to the financial statements and schedules of GE Capital and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to KPMG LLP under Experts in the Prospectus Supplement.

Item 7.  Exhibits.

Item 601 of
Regulation S-K
Exhibit
Reference
Number            Description
------            -----------

12.1 Statement of GE Capital's computation of ratio of earnings to fixed charges

23.3              Consent of KPMG LLP

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FGIC Securities Purchase, Inc.
                                         Registrant



                                         By:           /s/ Carolanne Gardner
                                                  ------------------------------
                                                  Name:    Carolanne Gardner
                                                  Title:   Vice President

                                  Exhibit Index

Item 601 of
Regulation S-K
Exhibit
Reference
Number            Description
------            -----------

12.1 Statement of GE Capital's computation of ratio of earnings to fixed charges

23.3              Consent of KPMG LLP